Commitments and Contingencies	12 Months Ended
Jan. 02, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
COMMITMENTS AND CONTINGENCIES
Leases
The Company leases various facilities and equipment under non-cancelable operating lease arrangements. The following table presents the Company's future minimum lease payments as of January 2, 2016 (in millions):

						After
	2016	2017	2018	2019	2020	2020
Future minimum operating lease payments	$53	$36	$26	$22	$21	$32

Rent expense under all operating leases was $45 million, $51 million and $36 million in fiscal years 2015, 2014 and 2013, respectively.
Product Liability Litigation
Riata® Litigation: On December 17, 2014, the Company entered into an agreement that establishes a private settlement program to resolve the actions, disputes and claims-both filed and unfiled-of certain claimants against St. Jude Medical, Inc. relating to its Riata® and Riata® ST Silicone Defibrillation Leads. The agreement was entered into with a group of counsel representing plaintiffs in proceedings in jurisdictions around the country as well as claimants with Riata leads who have not initiated litigation. St. Jude Medical accrued $15 million in the fourth quarter of 2014 to fund the settlement and related costs. The settlement was expected to resolve approximately 950 of the outstanding, pending cases and claims. The time period in which eligible claimants could submit their documentation to participate in the settlement has now closed with the final settlement comprising 886 claimants. The Company's settlement payment of $13 million was fully funded as of October 9, 2015. Additional payments for settlement-related expenses are not expected to be material.

In November 2013, an amended claim was filed in a Canadian proposed class proceeding alleging that Riata® leads were prone to insulation abrasion and breach, failure to warn and conspiracy. The plaintiffs took no action between their 2008 filing and the amended claim they filed in November 2013. The Company has filed its statement of intent to defend in response to the amended claims, and the plaintiffs have not taken any further action.

The Company is financially responsible for legal costs incurred in the continued defense of the Riata product liability claims, including any potential settlements, judgments and other legal defense costs. The Company believes that a material loss in excess of the accrued amount is remote.

Securities and Other Shareholder Litigation

December 2012 Securities Litigation: On December 7, 2012, a putative securities class action lawsuit was filed in federal district court in Minnesota against the Company and an officer (collectively, the defendants) for alleged violations of the federal securities laws, on behalf of all purchasers of the publicly traded securities of the defendants between October 17, 2012 and November 20, 2012. The complaint, which sought unspecified damages and other relief as well as attorneys' fees, challenges the Company’s disclosures concerning its high voltage cardiac rhythm lead products during the purported class period. On December 10, 2012, a second putative securities class action lawsuit was filed in federal district court in Minnesota against the Company and certain officers for alleged violations of the federal securities laws, on behalf of all purchasers of the publicly traded securities of the Company between October 19, 2011 and November 20, 2012. The second complaint alleged similar claims and sought similar relief. In March 2013, the Court consolidated the two cases and appointed a lead counsel and lead plaintiff. A consolidated amended complaint was served and filed in June 2013, alleging false or misleading representations made during the class period extending from February 5, 2010 through November 7, 2012. In September 2013, the defendants filed a motion to dismiss the consolidated amended complaint. On March 10, 2014, the Court ruled on the motion to dismiss, denying the motion in part and granting the motion in part. On October 7, 2014, the lead plaintiff filed a second amended complaint. Like the original consolidated amended complaint, the plaintiffs did not assert any specific amount of compensation in the second amended complaint. The Court granted class certification on December 22, 2015. Fact discovery closed December 18, 2015, and the deadline for filing and scheduling dispositive motions is July 14, 2016. The case is expected to be ready for trial in February 2017. The Company intends to continue to vigorously defend against the claims asserted in this matter.

The Company has not recorded an expense related to any potential damages in connection with the December 2012 Securities Litigation because any potential loss is not probable or reasonably estimable. Because, based on the Company’s historical experience, the amount ultimately paid, if any, often does not bear any relationship to the amount claimed, the Company cannot reasonably estimate a loss or range of loss, if any, that may result from these matters.

Regulatory Matters

The FDA inspected the Company’s manufacturing facility in Atlanta, Georgia, where the Company manufactures its CardioMEMS™ HF system, at various times between June 8 to June 26, 2015. On July 6, 2015, the FDA issued a Form 483 identifying certain observed non-conformity with current Good Manufacturing Practice at the facility. Following the receipt of the Form 483, the Company provided written responses to the FDA detailing proposed corrective actions and immediately initiated efforts to address the FDA’s observations of non-conformity. The Company subsequently received a warning letter dated September 30, 2015 from the FDA relating to these non-conformities. The warning letter is specific to the Atlanta facility and does not impact any of the Company’s other manufacturing facilities. The warning letter does not identify any specific concerns regarding the performance of, or indicate the need for any field or other action regarding, the CardioMEMS™HF system product or any other St. Jude Medical product and acknowledges the actions already taken by the Company to address the observations. Since the completion of the FDA inspection, the Company has provided and will continue to provide the FDA with regular monthly updates. The Company has completed all necessary actions to remediate the FDA’s observations for the Atlanta facility and has fully integrated this former CardioMEMS stand-alone facility into St. Jude Medical’s quality systems. As of December 2015, the Atlanta FDA district office has been notified that all actions have been completed and the Company is now in a waiting period until the next FDA inspection, expected during the summer of 2016. The Company will continue manufacturing and shipping product from the Atlanta facility, and customer orders are not expected to be impacted while the Company works to resolve the FDA’s concerns. The Company takes these matters seriously, will respond timely and fully to the FDA’s requests, and believes that the FDA’s concerns have been resolved without a material impact on the Company’s financial results.